UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3rd, 2012

ECO-TRADE CORPORATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1915 Eye Street NW, #500, Washington, D.C.	20006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 536-5191

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 10th, 2012, Eco-Trade Corp, entered into a previously announced Letter of Intent with the Lanin Group Corp. On December 3rd, 2012, the Company executed the Definitive Agreement to purchase the contemplated Oil Lease Rights in the South Bakken Prospect in Montana. Eco-Trade Corporation has the rights to the exploration, drilling and production on a property near Great Falls in Lewis & Clark County Montana, totaling over 5,800 acres.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO-TRADE CORP.

/s/ William Lieberman

William Lieberman,

Director

Date: December 4th, 2012

Item 9.01(d) Exhibits

Exhibit No.          16.1          Definitive Agreement of the Parties